UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2004

Bear Stearns Asset Backed Securities, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-HE2, Asset Backed Certificates, Series 2004-HE2 , which was made on May 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on May 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC., REGISTRANT

Date: May 28, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
Dinsmore Sohn 714.238.6758
dinsmore.sohn@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Recon Summary - BS003HE1
Bond Interest Reconciliation BS003HE1
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Status Summary Part I
Asset-Backed Facts ~ 15 Month Status Summary Part II
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Realized Loss Detail
Page 2-4
Page 5-8

Page 12-15
Page 16-19
Page 20-23

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE2
BS004HE2_200405_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
27-Feb-04
25-Mar-04
27-Mar-34
Parties to The Transaction
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's Rating Services
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.640232%
1.100000%
1.100000%
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC II
Statement Date:
ABN AMRO Acct: 721710.1
926.890011049
33.104605134
0.000000000
893.785405916
0.955726573
1.280000000%
0.00
0.00
0.000000000
1.28000000%
0.000000000
07384YQV1
I-A-1
180,099,000.00
166,931,964.10
5,962,106.28
0.00
160,969,857.82
172,125.40
1000.000000000
0.000000000
0.000000000
1000.000000000
1.409722234
1.750000000%
0.00
0.00
0.000000000
1.75000000%
0.000000000
07384YQW9
I-A-2
142,314,000.00
142,314,000.00
0.00
0.00
142,314,000.00
200,623.21
957.169906275
49.796847121
0.000000000
907.373059153
1.071764393
1.390000000%
0.00
0.00
0.000000000
1.39000000%
0.000000000
07384YQX7
II-A
69,565,000.00
66,585,524.53
3,464,117.67
0.00
63,121,406.86
74,557.29
1000.000000000
0.000000000
0.000000000
1000.000000000
1.369444378
1.700000000%
0.00
0.00
0.000000000
1.70000000%
0.000000000
07384YQY5
M-1
33,386,000.00
33,386,000.00
0.00
0.00
33,386,000.00
45,720.27
1000.000000000
0.000000000
0.000000000
1000.000000000
1.852777715
2.300000000%
0.00
0.00
0.000000000
2.30000000%
0.000000000
07384YQZ2
M-2
26,709,000.00
26,709,000.00
0.00
0.00
26,709,000.00
49,485.84
1000.000000000
0.000000000
0.000000000
1000.000000000
2.013888632
2.500000000%
0.00
0.00
0.000000000
2.50000000%
0.000000000
07384YRA6
M-3
8,656,000.00
8,656,000.00
0.00
0.00
8,656,000.00
17,432.22
1000.000000000
0.000000000
0.000000000
1000.000000000
2.295833593
2.850000000%
0.00
0.00
0.000000000
2.85000000%
0.000000000
07384YRB4
M-4
6,430,000.00
6,430,000.00
0.00
0.00
6,430,000.00
14,762.21
1000.000000000
0.000000000
0.000000000
1000.000000000
2.416666202
3.000000000%
0.00
0.00
0.000000000
3.00000000%
0.000000000
07384YRC2
M-5
7,172,000.00
7,172,000.00
0.00
0.00
7,172,000.00
17,332.33
1000.000000000
0.000000000
0.000000000
1000.000000000
3.504166936
4.350000000%
0.00
0.00
0.000000000
4.35000000%
0.000000000
07384YRD0
M-6
6,182,000.00
6,182,000.00
0.00
0.00
6,182,000.00
21,662.76
1000.000000000
0.000000000
0.000000000
1000.000000000
158.204115661
0.00
0.00
0.000000000
N/A
0.000000000
07384YRE8
CE
14,096,567.72
14,096,567.72
0.00
0.00
14,096,567.72
2,230,135.03
1000.000000000
0.000000000
0.000000000
1000.000000000
1461895.500000000
0.00
146,189.55
1461895.500000000
N/A
0.000000000
N
07384YRF5
P
100.00
100.00
0.00
0.00
100.00
146,189.55
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YRF5
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YRH1
R-2
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
146,189.55
494,609,567.72
478,463,056.35
12,416,250.06
Total
469,036,832.40
9,426,223.95
0.00
2,990,026.11
21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.640232%
1.100000%
1.100000%
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC III
Statement Date:
ABN AMRO Acct: 721710.1
1000.000000000
0.000000000
0.000000000
1000.000000000
158.204115661
0.00
2,230,135.03
158.204115661
N/A
0.000000000
CE
14,096,567.72
14,096,567.72
0.00
0.00
14,096,567.72
2,230,135.03
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ251
R-3
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
2,230,135.03
14,096,567.72
14,096,567.72
2,230,135.03
Total
14,096,567.72
0.00
0.00
2,230,135.03
21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.640232%
1.100000%
1.100000%
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
346
REMIC IV
Statement Date:
ABN AMRO Acct: 721710.1
1000.000000000
0.000000000
0.000000000
1000.000000000
1461895.500000000
0.00
146,189.55
1461895.500000000
N/A
0.000000000
P
100.00
100.00
0.00
0.00
100.00
146,189.55
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YRJ7
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
146,189.55
100.00
100.00
146,189.55
Total
100.00
0.00
0.00
146,189.55
21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
2,990,026.12
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
392,221.15
21,185.03
9,012,817.77
0.00
0.00
0.00
12,417,685.46
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
478,463,056.35
392,221.15
9,034,002.80
0.00
0.00
0.00
469,036,832.40
3,120
53
0
0
3,067
194,787.89
Extra Principal
Trigger Event
No
0.00
9,426,223.95
Over Collateralization Amt
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
2,990,026.12
0.00
9,034,002.80
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,435.39
2,991,461.51
Total Fees
197,898.86
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.19
0
N/A
1,435.39
LPMI Fees
1,675.58
0.00
0.00
0.00
0.00

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
875,684.56
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
159,550.88
8,702.57
2,303,813.49
0.00
0.00
0.00
3,348,207.05
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
151,850,559.49
159,550.88
2,312,516.06
0.00
0.00
0.00
149,378,492.55
1,120
14
0
0
1,106
61,276.86
Extra Principal
Trigger Event
No
0.00
2,472,066.94
Over Collateralization Amt
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
875,684.56
0.00
2,312,516.06
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(455.55
876,140.11
Total Fees
61,958.50
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.19
0
N/A
455.55
LPMI Fees
226.08
0.00
0.00
0.00
0.00

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,831,340.40
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
212,543.12
11,703.07
6,385,828.80
0.00
0.00
0.00
8,442,321.56
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
302,056,732.86
212,543.12
6,397,531.87
0.00
0.00
0.00
295,446,657.87
1,860
36
0
0
1,824
123,358.94
Extra Principal
Trigger Event
No
0.00
6,610,074.99
Over Collateralization Amt
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
1,831,340.40
0.00
6,397,531.87
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(906.17
1,832,246.57
Total Fees
125,093.66
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.19
0
N/A
906.17
LPMI Fees
828.55
0.00
0.00
0.00
0.00

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
136,811.61
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
20,127.15
779.39
323,175.48
0.00
0.00
0.00
480,967.30
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
24,555,764.00
20,127.15
323,954.87
0.00
0.00
0.00
24,211,681.98
140
3
0
0
137
10,152.09
Extra Principal
Trigger Event
No
0.00
344,082.02
Over Collateralization Amt
14,096,567.72
Less Extra Principal
Remittance Interest
0.00
136,811.61
0.00
323,954.87
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(73.67
136,885.28
Total Fees
10,846.70
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.19
0
N/A
73.67
LPMI Fees
620.95
0.00
0.00
0.00
0.00

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
forward Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
0.00
I-A-1
29
172,125.40
0.00
172,125.40
172,125.40
Act/360
0.00
0.00
0.00
0.00
5,643,050.17
N
0.00
0.00
0.00
0.00
0.00
I-A-2
29
200,623.21
0.00
200,623.21
200,623.21
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
II-A
29
74,557.29
0.00
74,557.29
74,557.29
Act/360
0.00
0.00
0.00
0.00
3,390,952.63
N
0.00
0.00
0.00
0.00
0.00
M-1
29
45,720.27
0.00
45,720.27
45,720.27
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-2
29
49,485.84
0.00
49,485.84
49,485.84
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-3
29
17,432.22
0.00
17,432.22
17,432.22
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-4
29
14,762.21
0.00
14,762.21
14,762.21
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-5
29
17,332.33
0.00
17,332.33
17,332.33
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-6
29
21,662.76
0.00
21,662.76
21,662.76
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
CE
30
2,230,135.03
0.00
2,230,135.03
2,230,135.03
30/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
146,189.55
146,189.55
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
2,843,836.56
2,990,026.11
2,990,026.11
0.00
0.00
0.00
0.00
9,034,002.80
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
146,189.55
146,189.55
Total Excess Allocated to the Bonds
146,189.55
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
146,189.55
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
Other Interest Loss
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-1
07384YRF5
NR
NR
I-A-1
07384YQV1
Aaa
AAA
I-A-2
07384YQW9
Aaa
AAA
II-A
07384YQX7
Aaa
AAA
M-1
07384YQY5
Aa2
AA
M-2
07384YQZ2
A2
A
M-3
07384YRA6
A3
A-
M-4
07384YRB4
Baa1
BBB+
M-5
07384YRC2
Baa2
BBB
M-6
07384YRD0
Baa3
BBB-
CE
07384YRE8
NR
NR
P
07384YRF5
NR
NR
R-2
07384YRH1
NR
NR
R-3
9ABSQ251
NR
NR
R-X
07384YRJ7
NR
NR

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
1.50%
1.29%
0.29%
0.25%
2
0.07%
215,652
0.05%
0.00%
0.00%
0.00%
0.00%
25-May-04
46
6,070,248
9
1,182,486
0
0
0
0
3,010
461,568,447
98.14%
98.41%
0.96%
0.90%
0.03%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
30
4,304,851
1
125,709
0
0
0
0
3,089
474,032,496
99.01%
99.07%
0.09%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
3
433,251
0
0
0
0
0
0
3,174
490,568,357
99.91%
99.91%

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
1.27%
0.84%
0.18%
0.12%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
14
1,252,595
2
180,188
0
0
0
0
1,090
147,945,709
98.55%
99.04%
0.80%
0.66%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
9
1,000,005
0
0
0
0
0
0
1,111
150,850,554
99.20%
99.34%
0.18%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
2
131,492
0
0
0
0
0
0
1,132
154,444,488
99.82%
99.91%

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
1.59%
1.45%
0.38%
0.34%
2
0.11%
215,652
0.07%
0.00%
0.00%
0.00%
0.00%
25-May-04
29
4,285,373
7
1,002,298
0
0
0
0
1,786
289,943,335
97.92%
98.14%
1.13%
1.09%
0.05%
0.04%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
21
3,304,846
1
125,709
0
0
0
0
1,838
298,626,178
98.82%
98.86%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
0
0
0
0
0
0
0
0
1,899
310,532,686
100.00%
100.00%

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
2.19%
2.20%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-04
3
532,280
0
0
0
0
0
0
134
23,679,402
97.81%
97.80%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Apr-04
0
0
0
0
0
0
0
0
140
24,555,764
100.00%
100.00%
0.69%
1.17%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
1
301,759
0
0
0
0
0
0
143
25,591,184
99.31%
98.83%

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
25-May-04
0
0
0
0
1
107,709
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.03%
0.02% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.23%
0.20%
0
0
7
924,108
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.06%
0.04%
0
0
2
182,014
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.27%
0.19%
0
0
3
277,756
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.02%
0
0
1
28,238
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
25-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.22%
0.22%
0
0
4
646,351
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.05%
0.05%
0
0
1
153,775
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
25-May-04
0
0
0
0
1
107,709
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.73%
0.44% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-May-04
3,067
95.90%
469,036,832
94.83%
1.70%
1.88%
0
0.00%
0
0.00%
346
7.64%
7.13%
53
9,012,818
0.00
0.00
0.00
0.00
26-Apr-04
3,120
97.56%
478,463,056
96.74%
1.79%
2.47%
0
0.00%
0
0.00%
347
7.64%
7.14%
57
12,110,751
0.00
0.00
0.00
0.00
25-Mar-04
3,177
99.34%
491,001,608
99.27%
0.66%
0.65%
0
0.00%
0
0.00%
348
7.65%
7.14%
21
3,190,794
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-May-04
1,106
34.58%
149,378,493
30.20%
1.25%
1.52%
0
0.00%
0
0.00%
328
7.43%
6.92%
14
2,303,813
0.00
0.00
0.00
0.00
26-Apr-04
1,120
35.02%
151,850,559
30.70%
1.23%
1.65%
0
0.00%
0
0.00%
329
7.42%
6.92%
14
2,548,816
0.00
0.00
0.00
0.00
25-Mar-04
1,134
35.46%
154,575,980
31.25%
0.44%
0.56%
0
0.00%
0
0.00%
330
7.42%
6.92%
5
865,598
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-May-04
1,824
57.04%
295,446,658
59.73%
1.94%
2.11%
0
0.00%
0
0.00%
355
7.78%
7.28%
36
6,385,829
0.00
0.00
0.00
0.00
26-Apr-04
1,860
58.16%
302,056,733
61.07%
2.05%
2.66%
0
0.00%
0
0.00%
356
7.79%
7.28%
39
8,246,333
0.00
0.00
0.00
0.00
25-Mar-04
1,899
59.38%
310,532,686
62.78%
0.68%
0.66%
0
0.00%
0
0.00%
357
7.79%
7.29%
13
2,053,942
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-May-04
137
4.28%
24,211,682
4.90%
2.14%
1.32%
0
0.00%
0
0.00%
354
7.22%
6.69%
3
323,175
0.00
0.00
0.00
0.00
26-Apr-04
140
4.38%
24,555,764
4.96%
2.78%
5.08%
0
0.00%
0
0.00%
355
7.22%
6.69%
4
1,315,602
0.00
0.00
0.00
0.00
25-Mar-04
144
4.50%
25,892,943
5.24%
2.04%
1.04%
0
0.00%
0
0.00%
356
7.22%
6.68%
3
271,254
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-May-04
25-May-04
26-Apr-04
25-Jun-04
24-May-04
Asset-Backed Certificates
Series 2004-HE2
ABN AMRO Acct: 721710.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
21-May-2004 - 09:23 (P827-P840) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..